CONSENT OF
                         FREEDMAN, LEVY, KROLL & SIMONDS


     We hereby consent to the reference to our firm under the caption "Legal Matters" in the statement of additional information contained in Post-Effective Amendment No. 18 to the Form N-4 Registration Statement of Northbrook Life Insurance Company (File No. 33-35412).



FREEDMAN, LEVY, KROLL & SIMONDS

Washington, DC
April 15, 1998